NBD Bank
                 611 Woodward Avenue
                 Detroit, Michigan 48226


                 November 30, 1995



                 United Industrial Corporation
                 Detroit Stoker Company
                 18 East 48th Street
                 New York, NY  10017

                 Dear Ladies and Gentlemen:

                 NBD Bank, a Michigan banking corporation, (the "Bank"), is pleased to inform you that it has approved a line of credit to United Industrial Corporation, a Delaware corporation, ("United Industrial"), and Detroit Stoker Company, a Michigan corporation, ("Detroit Stoker"), in a principal amount not to exceed NINE MILLION AND 00/100 DOLLARS ($9,000,000.00) in the aggregate at any one time outstanding (the "Credit Facility"), under the terms and conditions set forth in this agreement. United Industrial and Detroit Stoker are sometimes referred to individually as a "Borrower" and collectively as the "Borrowers". Unless earlier withdrawn, the Credit Facility shall expire on June 30, 1996 (the "Expiration Date"). The Credit Facility is held available contingent upon the Bank's continued satisfaction with each Borrower's managerial and financial status. The Bank will extend loans to and issue Letters of Credit for the account of either or both of the Borrowers under the Credit Facility from the effective date of this agreement until the earlier of the Expiration Date or the Bank's withdrawal of the Credit Facility. Within the limits of the Credit Facility and subject to the terms and conditions of this agreement, prior to the Expiration Date, the Borrowers may borrow, pay down and reborrow. Advances to Detroit Stoker under the Credit Facility (including Letters of Credit) shall not exceed the aggregate principal amount of ONE MILLION AND 00/100 DOLLARS (1,000,000.00).

                           1. Master Promissory Note. All borrowings under the
                 Credit Facility shall be evidenced by a Master Promissory Note in the form attached as Exhibit A, executed concurrently with this letter agreement (the "Master Note"). The Bank shall, in the ordinary course of its business, record the date, amount, interest rate and maturity of each borrowing, the amount of each payment and other information. Such records shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of and interest rate or rates applicable to the Master Note.

                           2. Letters of Credit. The Credit Facility shall
                 include the issuance of standby letters of credit not exceeding FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) in the aggregate at any one time outstanding, THREE MILLION NINE HUNDRED THOUSAND AND 00/100 DOLLARS ($3,900,000.00) of which must expire not later than

                 June 30, 1997 and ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00) of which must expire not later than March 31, 1999. The foregoing standby letters of credit are collectively referred to in this agreement as the "Letters of Credit." The sum of (a) the aggregate outstanding principal amount of all loans under the Credit Facility, plus (b) the aggregate outstanding undrawn amount of the Letters of Credit, plus (c) the aggregate amount disbursed on drafts drawn under Letters of Credit for which the Bank has not yet been reimbursed shall not exceed NINE MILLION AND 00/100 DOLLARS ($9,000,000.00) at any one time outstanding. The sum of (a) the aggregate outstanding principal amount of all loans to Detroit Stoker under the Credit Facility, plus (b) the aggregate outstanding undrawn amount of Letters of Credit for the account of Detroit Stoker, plus (c) the aggregate amount disbursed on drafts drawn under Letters of Credit for the account of Detroit Stoker for which the Bank has not yet been reimbursed shall not exceed ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) at any one time outstanding. Each request for issuance of a Letter of Credit shall be made by the Borrowers' execution and delivery to the Bank of the Bank's standard form of Letter of Credit Application, Reimbursement and Security Agreement (or such other form as the Bank may reasonably require), appropriately completed, not less than two business days prior to the proposed date of issuance. From and after the occurrence of an event of default described in Section 14 or the Expiration Date, the Borrower shall maintain a special collateral account (the "Letter of Credit Collateral Account") at the Bank, in the name of the Borrower but under the sole dominion and control of the Bank in which the Borrower shall have no interest other than as set forth in Section 15 below. The Borrower grants the Bank a security interest in the Letter of Credit Collateral Account and any funds that may from time to time be on deposit in that account to secure the prompt payment and performance of all amounts owing from the Borrower to the Bank under this agreement.

                           3. Interest Rates. Each loan under the Master Note
                 shall bear interest at the Bank's option at:

                           (a) a rate established by the Bank in its sole and absolute discretion (a "Negotiated Rate"); or

                           (b) the rate announced from time to time by the Bank as its "prime rate" (the "Prime Rate");

                 The interest rate options that the Bank makes available to the Borrowers from time to time will not necessarily be the most favorable of the options listed above. The Bank, in its sole discretion, may decline to make any of those options available to the Borrowers at any given time. Negotiated, Rates may be above or below the Prime Rate. Any rate under this agreement is not necessarily the lowest rate charged by the Bank to any of its customers.

                           4. Maturities

                           (a) Maturities of Negotiated Rate Loans. Each loan
                  bearing interest at a Negotiated Rate shall be repayable at a stated maturity (not to exceed 90 days) established by the Bank at the time of the advance.


                           (b) Maturities of Prime Rate Loans. Each loan bearing
                  interest at the Prime Rate shall be payable on demand and the rate shall be subject to change daily.

                           5. Interest Payments. Interest on each loan under
                  this agreement shall be due and payable at the stated maturity, if any, or if the loan is payable on demand, on the last day of each quarter commencing on December 31, 1995.

                           6. Fees and Expenses.

                           (a) Commitment Fee. The Borrowers shall pay the Bank
                  a commitment fee on the daily average of the unused portion of the Credit Facility, from the effective date of this agreement until the Expiration Date or withdrawal or cancellation of the Credit Facility at the rate of one quarter of one percent (1/4%) per annum. That fee shall be payable quarterly in arrears, commencing December 31, 1995.

                           (b) Letter of Credit Fees. The Borrowers shall pay
                  the Bank at the time of issuance of each Letter of Credit a commission with respect to that Letter of Credit equal to one percent per annum of the maximum amount available to be drawn under the Letter of Credit if the Letter of Credit has any expiry of one year or less and one and one half percent per annum if the Letter of Credit has an expiry in excess of one year.

                           (c) Out-of-Pocket Expenses. In addition, the
                  Borrowers shall reimburse the Bank for its out-of-pocket expenses and reasonable attorney's fees (including the fees of in-house counsel) allocated to the Credit Facility.

                           7. Loan Request. Upon request given by telephone,
                  tested wire, or letter, by a person designated to the Bank as the Borrowers' duly authorized representative, the Bank will advance and credit to the account of one or both of the Borrowers at the Bank, or transfer to another bank designated by the Borrowers, such sums of money as may mutually be agreed upon at the time of the request.

                           The Borrowers and the Bank each shall, upon the
                  request of the other, forward to the other a written confirmation of any borrowing under this agreement (which request may be made by facsimile), including confirmation of the date, maturity, interest rate and amount of the loan. Any loans with a maturity of 7 days or longer shall in all cases require the Borrowers' written confirmation.

                           The Borrowers shall provide the Bank with a list of
                  the persons designated by them as their duly authorized representatives. The Bank may act upon the written or oral instructions of any person designated by the Borrowers as their authorized representative.

                           Each disbursement and repayment of a loan bearing
                  interest at a Negotiated Rate shall be in the minimum amount of $1,000,000.00. Each disbursement and repayment of a loan under the Credit Facility shall be made in immediately available funds at the principal office of the Bank in Detroit, Michigan.

                           8. Conditions Precedent. The Bank shall not be
                  obligated to make the initial extension of credit under the Credit Facility unless prior to or simultaneously with that extension of credit the Bank shall have received the following documents in form and substance satisfactory to it and its counsel (a) certified copies of such corporate documents of each Borrower as the Bank shall reasonably request, including a certificate or articles of incorporation, bylaws, a certificate of good standing, and documents evidencing necessary corporate action with respect to this agreement and the Master Note, (b) certified copies of such corporate documents of the Guarantor (as defined in Section 9 below) as the Bank shall reasonably request, including articles of incorporation, bylaws, a certificate of good standing, and documents evidencing necessary corporate action with respect to the Guaranty required by Section 9 below, (c) this agreement, duly executed by the parties, (d) the Master Note, duly executed by the Borrowers, (e) the Guaranty required by
                  Section 9 below duly executed by the Guarantor (f) "cross guaranties" duly executed by each Borrower whereby each Borrower guaranties payment of the other's obligations under the Credit Facility (g) the satisfactory opinion of legal counsel for the Borrowers and the Guarantor as to such matters as the Bank may require.

                           The parties acknowledge that the legal opinion
                  required above has not yet been delivered. If that opinion is not delivered to the Bank by August 1, 1996, the Bank may terminate the Credit Facility, declare all amounts owing under the Credit Facility to be due and payable immediately and exercise all remedies available to the Bank under this agreement.

                           The Bank shall not be obligated to make any extension
                  of credit under the Credit Facility unless (a) the representations contained in Section 10 shall be true on and as of the date of the advance, with the same effect as if they were made on that date; and (b) no default shall have occurred under this agreement or the Master Note and be continuing or will exist upon the making of the advance.

                           9. Guaranty. Payment of all amounts owing from the
                  Borrowers to the Bank under the Credit Facility shall be guaranteed by Neo Products Company (the "Guarantor") by execution of the Bank's form of guaranty agreement.

                           10. Representations. Each Borrower represents that it
                  is a corporation duly organized, existing and in good standing under the laws of its state of incorporation and that the execution and delivery of this agreement and the Master Note and the performance of the obligations they impose are within its corporate powers, have been duly authorized by all necessary action of its board of directors, do not contravene the terms of its articles of incorporation or bylaws, do not violate any law and do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party and that this agreement and the Master Note are valid and binding agreements, enforceable according to their terms. The

                  Guarantor represents that it is a corporation duly organized, existing and in good standing under the laws of its state of incorporation and that the execution and delivery of the Guaranty required by Section 9 above and the performance of the obligations it imposes are within its corporate powers, has been duly authorized by all necessary action of its board of directors, does not contravene the terms of its articles of incorporation or bylaws, does not violate any law and do not conflict with any agreement by which it is bound, does not require the consent or approval of any governmental authority or any third party and that Guaranty is a valid and binding agreement, enforceable according to its terms. Each Borrower and the Guarantor further represents that all balance sheets, income statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

                           11. Affirmative Covenants. So long as any debt
                  remains outstanding under the Credit Facility, each Borrower shall:

                           (a) Insurance. Maintain insurance with financially
                  sound and reputable insurers covering its properties and business against those casualties and contingencies and in the types and amounts as shall be in accordance with sound business and industry practices.

                           (b) Existence. Maintain its existence and business
                  operations as presently in effect in accordance with all applicable laws and regulations, pay its debts and obligations when due under normal terms, and pay on or before their due date, all taxes, assessments, fees and other governmental monetary obligations, except as they may be contested in good faith if they have been properly reflected on its books and, at the Bank's request, adequate funds or security has been pledged to insure payment.

                           (c) Financial Statements. Furnish to the Bank the
                  following financial statements:

                                    (1) Within 45 days after each of United
                           Industrial's fiscal quarters, its consolidated and consolidating balance sheet as of the end of that quarter and its consolidated and consolidating statements of income, cash flows and retained earnings from the beginning of that fiscal year to the end of that quarter, certified as correct, subject to year end adjustments, by one of its authorized agents.

                                    (2) Within 45 days after each of Detroit
                           Stoker's fiscal quarters, its balance sheet as of the end of that quarter and its statements of income, cash flows and retained earnings from the beginning of that fiscal year to the end of that quarter, certified as correct, subject to year end adjustments, by one of its authorized agents.

                                    (3) Within 90 days after and as of the end
                           of each of United Industrial's fiscal years, its detailed audit including its balance sheet and statements of income, cash flows and retained earnings, certified by an independent certified public accountant of recognized standing.

                                    (4) Within 90 days after and as of the end
                           of each of United Industrial's fiscal years, the consolidating financial statement of the United Industrial and its subsidiaries, including a balance sheet and statements of income, cash flows and retained earnings, certified by one of United Industrial's authorized agents.

                                    (5) Within 90 days after and as of the end
                           of each of United Industrial's fiscal years, its annual report.

                           12. Negative Pledge. So long as any debt remains
                  outstanding under the Credit Facility, neither Borrower shall create or permit to exist any lien on any of its property, real or personal, except: existing liens known to the Bank; liens to the Bank; liens incurred in the ordinary course of business securing current non delinquent liabilities for taxes, worker's compensation, unemployment insurance, social security and pension liabilities; liens for taxes being contested in good faith; and purchase-money liens on equipment hereafter acquired so long as the amount of the debt secured by all such liens does not exceed TEN MILLION AND 00/100 DOLLARS ($10,000,000.00) in the aggregate at any time outstanding.

                           13. Covenants Incorporated By Reference.

                           The covenants set forth in Section 5 of the United
                 Industrial's Guaranty Agreement dated July 15, 1992 in favor of Principal Mutual Life Insurance Company, The Travelers Insurance Company and The Travelers Indemnity Company of Rhode Island and their respective successors and assigns as amended from time to time are incorporated by reference as if fully set forth in this agreement. Those covenants shall remain in full force and effect notwithstanding the termination of that Guaranty Agreement.

                           14. Default. If any of the following events occurs:

                           (a) Either Borrower or the Guarantor (1) fails to pay
                 when due any amount payable under the Credit Facility or (2) fails to pay when due any amount payable under any agreement or instrument evidencing debt to any creditor except to the extent that such amount is contested in good faith and for which reserves acceptable to the Bank have been made;

                           (b) Either Borrower or the Guarantor (1) fails to
                 observe or perform any other term of this agreement or the Master Note; (2) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (3) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (4) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than borrowings under the Credit Facility) such that the creditor declares the debt due before its maturity;

                           (c) AAI Corporation ("AAI") defaults under the terms
                 of the Credit Agreement dated October 13, 1994 among AIA, the Lenders named in the agreement and First Fidelity Bank, National Association, as Agent and Issuing Bank, or any renewal or replacement of or successor to that agreement.

                           (d) Any guaranty of the amounts owing under the
                 Credit Facility becomes unenforceable in whole or in part, or the Guarantor fails to promptly perform under its guaranty;


                           (e) A "reportable event" (as defined in the Employee
                 Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of either Borrower or any of their affiliates;

                           (f) Either Borrower or the Guarantor becomes
                 insolvent or unable to pay its debts as they become due;

                           (g) Either Borrower or the Guarantor (1) makes an
                 assignment for the benefit of creditors; (2) consents to the appointment of a custodian, receiver or trustee for it or for a substantial part of its assets; or (3) commences any proceeding under any bankruptcy, reorganization, liquidation or similar laws of any jurisdiction;

                           (h) A custodian, receiver or trustee is appointed for
                 either Borrower or the Guarantor or for a substantial part of its assets without its consent and is not removed within 60 days after such appointment;

                           (i) Proceedings are commenced against either Borrower
                 or the Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or the Borrower or Guarantor consents to the commencement of such proceedings;

                           (j) The aggregate amount of all outstanding and
                 unpaid judgments against United Industrial and its subsidiaries plus the aggregate amount of all attachments, levies, and garnishments issued against their property exceeds 10% of United Industrial's consolidated tangible net worth at any one time;

                           (k) Either Borrower or the Guarantor, without the
                 Bank's written consent, (1) is dissolved, (2) merges or consolidates with any third party, (3) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of business, (4) leases, purchases, or otherwise acquires a material part of the assets of any other corporation or business entity, except in the ordinary course of business, or (5) agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary of United Industrial may merge or consolidate with any other subsidiary of United Industrial, or with United Industrial, so long as United Industrial is the survivor);

                           (l) There is a substantial change in the existing or
                 prospective financial condition of either Borrower or the Guarantor which the Bank in good faith determines to be materially adverse; or

                           (m) The Bank in good faith shall deem itself
                 insecure; then, whether or not the Bank has made demand, the Credit Facility shall terminate and all amounts owing under it shall become due immediately, without notice, at the Bank's option.

                           15. Remedies. If amounts owing under the Credit
                 Facility are not paid at maturity, whether by demand, acceleration or otherwise, the Bank shall have all of the rights and remedies provided by any law or agreement. The Borrowers are liable to the Bank for all reasonable costs and expenses of every kind incurred in the making and collection of the Credit Facility, including without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs and expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding. In addition, upon the occurrence and during the continuance of an event of default under this agreement and upon the occurrence of the Expiration Date, so long as any Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon the Bank's demand the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Letters of Credit and all fees and other amounts due or which may become due with respect to the Letters of Credit. Funds remaining in the Letter of Credit Collateral Account following the payment in full of all amounts owing to the Bank under this agreement shall be promptly paid over to the Borrower unless the Bank is otherwise directed by a court of competent jurisdiction.

                           16. Waivers. No delay on the part of the Bank in the
                 exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of that right or remedy or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless it is in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

                           17. Entire Agreement/Severability. This agreement and
                 the Master Note embody the entire agreement and understanding between the Borrowers and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrowers under this agreement or the Master Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrowers shall not in any way be affected or impaired, and such validity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrowers under this agreement or the Master Note in any other jurisdiction.

                           18. Miscellaneous. This agreement and the Master Note
                 are governed by Michigan law. This agreement and the Master Note are binding on the Borrowers and their respective successors, and shall inure to the benefit of the Bank, its successors and assigns. Section headings are for convenience of reference only and shall not affect the interpretation of this agreement or the Master Note.

                           19. WAIVER OF JURY TRIAL: The Bank and the Borrowers,
                 after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this agreement, the Master Note or any related instrument or agreement or any of the transactions contemplated by this agreement, or any course of conduct, dealing, statements (whether oral or written), or actions of any of them. Neither the Bank nor the Borrowers shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrowers except by a written instrument executed by each of them.

                 NBD BANK                            ADDRESS FOR NOTICES:

                 By:       _______________________   611 Woodward Avenue
                           Anna R. Hoffman           Detroit, Michigan  48226
                 Its:      Vice President            Fax No. ___________________

                 Accepted and agreed to on _________________, 1996 but effective as of the date first written above.

                 UNITED INDUSTRIAL CORPORATION       ADDRESS FOR NOTICES:

                 By:       ______________________    ___________________________

                 Its:      ______________________    Attn: _____________________
                                                     Fax No. ___________________

                 DETROIT STOKER COMPANY              ADDRESS FOR NOTICES:

                 By:       _____________________     ___________________________

                 Its:      _____________________     Attn:  ____________________
                                                     Fax No. ___________________





                 Subsidiary of First Chicago NBD Corporation
                 NBD Bank
                 611 Woodward Avenue
                 Detroit, Michigan 48226

                                    EXHIBIT A

                             MASTER PROMISSORY NOTE

$9,000,000.00                                                  Detroit, Michigan
                                                               November 30, 1995

         For value received, on demand or at such other maturity or maturities as are set forth in the Bank's records, United Industrial Corporation, a Delaware corporation, and Detroit Stoker Company, a Michigan corporation, (each, a "Borrower", and together, the "Borrowers") promise to pay to the order of NBD Bank, a Michigan banking corporation (the "Bank"), at the Bank's principal office in the State of Michigan, in lawful money of the United States of America and in immediately available funds, the principal sum of NINE MILLION AND 00/100 DOLLARS ($9,000,000.00), or such lesser amount as is indicated on the Bank's records, together with interest computed on the balance from time to time unpaid on the basis of the actual number of days elapsed in a year of 360 days at the rate(s) per annum determined from time to time pursuant to the "Letter Agreement," as defined below, and reflected on the Bank's records, which interest shall be payable in accordance with the terms set forth in the Letter Agreement, and to pay interest on overdue principal from the date of demand or default until paid at the rate which is three percent (3%) per annum in excess of the rate announced from time to time by the Bank as its prime rate.

         In no event shall the interest rate exceed the maximum rate allowed by law. Any interest which would for any reason be deemed unlawful under applicable law shall be applied to principal.

         Waiver: The Borrowers and each endorser of this note and any other party liable for the debt evidenced by this note severally waives demand, presentment, notice of dishonor and protest of this note, and consents to any extension or postponement of time of its payment without limit as to number or period, to any substitution, exchange or release of all or any part of any collateral securing this note, to the addition of any party, and to the release, discharge, or suspension of any rights and remedies against any person who may be liable for the payment of this note. No delay on the part of the holder in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the holder of any right or remedy shall preclude any future exercise of that right or remedy or the exercise of any other right or remedy. No waiver or indulgence by the holder of any default shall be effective unless it is in writing and signed by the holder, nor shall a waiver on one occasion be construed as a bar to or waiver of any right on any future occasion.

         This note evidences a debt under the terms of a certain Letter Agreement between the Bank and the Borrowers dated November 30, 1995, and any amendments, (the "Letter Agreement"), which is incorporated by reference for additional terms and conditions, including default and acceleration provisions.

         WAIVER OF JURY TRIAL: The Bank and the Borrowers, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this note, or any related instrument or agreement, or any of the transactions contemplated by this note, or any course of conduct, dealing, statements (whether oral or written), or actions of any of them. Neither the Bank nor the Borrowers shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrowers except by a written instrument executed by all of them.

Address:

18 East 48th Street                        UNITED INDUSTRIAL
New York, NY 10017                         CORPORATION


                                           By:_________________________


                                           Its:_________________________


Address:                                   DETROIT STOKER COMPANY

                                           By:__________________________

                                           Its:___________________________

NBD Bank
611 Woodward Avenue
Detroit, Michigan 48226



July 18, 1996



Mr. James H. Perry
Chief Financial Officer
United Industrial Corporation
York Road & Industry Lane
Cockeysville, Maryland  21030

Dear Jim:

We are pleased to inform you that NBD Bank has renewed the Line of Credit Agreement executed by NBD Bank, United Industrial Corporation and Detroit Stoker Company on November 30, 1995 (the "Line of Credit").

The expiration date set forth in the Line of Credit is changed to September 30, 1996. Except as modified by this letter, all of the terms and conditions of the Line of Credit remain in effect. Please sign the enclosed copy of this letter and return it to my attention.

Very truly yours,


Anna R. Hoffman


Accepted and Agreed to on July 17, 1996.


UNITED INDUSTRIAL CORPORATION


By James Perry
Its:Treasurer and Chief Financial Officer


DETROIT STOKER COMPANY


By James Ballantine
Its: President

                               CONTINUING GUARANTY


GUARANTY: To induce NBD Bank (the "Bank"), of 611 Woodward Avenue, Detroit, Michigan 48226-3497 at its option, to make loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct and indirect, and whether several, joint or joint and several (referred to collectively as "Liabilities"), to United Industrial Corporation, a Michigan corporation and its successors (the "Borrower"), and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor absolutely and unconditionally guaranties to the Bank, as primary obligor and not merely as surety, that the Liabilities will be paid when due, whether by acceleration or otherwise. The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for accrued and unpaid interest, and any expenses, including reasonable attorneys' fees, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any collateral.

         LIMITATION: The Guarantor's obligation under this Guaranty is UNLIMITED. Unless otherwise specified below, the Guarantor's obligation shall be payable in U.S. Dollars.

         CONTINUED RELIANCE: The Bank may continue to make loans or extend credit to the Borrower based on this Guaranty until it receives written notice of termination from the Guarantor. That notice shall be effective at the opening of the Bank for business on the day after receipt of the notice. If terminated, the Guarantor will continue to be liable to the Bank for any Liabilities created, assumed or committed to at the time the termination becomes effective, and all subsequent renewals, extensions, modifications and amendments of the Liabilities.

         SECURITY: As security for the Guaranty, the Guarantor pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

         1. All securities and other property of the Guarantor in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);

         2. All property or securities declared or acknowledged to constitute security for any past, present or future liability, direct or indirect, of the Guarantor to the Bank;

         3. All balances of deposit accounts of the Guarantor with the Bank.

The Bank shall have the right at any time to apply its own debt or liability to the Guarantor in whole or partial payment of this Guaranty or other present or future liabilities, direct or indirect, without any requirement for mutual maturity.

         If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement to liquidate or foreclose on and sell the Collateral, including but not limited to the rights and remedies of a secured party under the Uniform Commercial Code. These rights and remedies shall be cumulative and not exclusive. If the Guarantor is entitled to notice, that requirement will be met if the Bank sends notice at least seven (7) days prior to the date of sale, disposition or other event which requires notice. The proceeds of any sale shall be applied first to costs, then toward payment of the amount owing under this Guaranty. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee.

         For purposes of the following paragraphs, "any collateral" shall include the Guarantor's Collateral and any other collateral securing the Liabilities.

         ACTION REGARDING BORROWER: If any monies become available that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against liabilities which are not covered by this Guaranty. The Bank can take any action against the Borrower, any collateral, or any other person liable for any of the Liabilities. The Bank can release the Borrower or anyone else from the Liabilities, either in whole or in part, or release any collateral, and need not perfect a security interest in any collateral. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on any collateral or right of set-off. If the Borrower requests more credit or any other benefit, the Bank may grant it and the Bank may grant renewals, extensions, modifications and amendments of the Liabilities and otherwise deal with the Borrower or any other person as the Bank sees fit and as if this Guaranty were not in effect. The Guarantor's obligations under this Guaranty shall not be released or affected by
(a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, or (b) any change in the composition or structure of the Borrower or the Guarantor, including a merger or consolidation with any other person or entity.

         NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. Therefore, the Bank can insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, any collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of the Liabilities, or the existence of any defense, setoff or counterclaim which the Borrower may assert.

         OTHER GUARANTORS: If there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. In addition, each Guarantor shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against less than all guarantors of the Liabilities, that election shall not release Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations. This Guaranty is not conditioned on anyone else executing this or any other guaranty.

         RIGHTS OF SUBROGATION: The Guarantor agrees not to enforce any rights of subrogation, contribution or indemnification that it has against the Borrower, any entity liable for the Liabilities, or any collateral, until the Liabilities are fully paid, even if all Liabilities are not covered by this Guaranty. The Guarantor further agrees that if any payments to the Bank on the Liabilities are in whole or in part invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, this Guaranty and the Bank's interest in any collateral remain in full force and effect (or are reinstated as the case may be) until payment in full of those amounts. That payment is due on demand.

         WAIVERS: The Guarantor waives any right it may have to receive notice of the following matters before the Bank enforces any of its rights: (a) the Bank's acceptance of this Guaranty, (b) any credit that the Bank extends to the Borrower, (c) the Borrower's default, (d) any demand, (e) any action that the Bank takes regarding the Borrower, anyone else, any collateral, or any Liability, which it might be entitled to by law or under any other agreement. Any waiver shall affect only the specific terms and time period stated in the waiver. The Bank may waive or delay enforcing any of its rights without losing them. No modification or waiver of this Guaranty shall be effective unless it is in writing and signed by the party against whom it is being enforced.

         REPRESENTATIONS BY GUARANTOR: Each Guarantor represents: (a) that the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Guaranty is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Guarantor, other than a natural person, further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs.

         NOTICES: Notice from one party to another relating to this Guaranty shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth under its name by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. Notwithstanding the foregoing, notice of termination of this Guaranty shall be deemed received only upon the receipt of actual written notice by the Bank in accordance with the paragraph above labeled "Continued Reliance."

         LAW AND JUDICIAL FORUM THAT APPLY: This agreement is governed by Michigan law. The Guarantor agrees that any legal action or proceeding against it with respect to any of its obligations under this Guaranty may be brought in any court of the State of Michigan or of the United States of America for the Eastern or Western District of Michigan, as the Bank in its sole discretion may elect. By the execution and delivery of this Guaranty, the Guarantor submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. The Guarantor waives any claim that the State of Michigan is not a convenient forum or the proper venue for any suit, action or proceeding.

         MISCELLANEOUS: The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty is binding on the Guarantor's heirs, successors and assigns, and will operate to the benefit of the Bank and its successors and assigns. The use of headings shall not limit the provisions of this Guaranty. All discussions and documents arising between this Guaranty and the last guaranty signed by the Guarantor as to the Borrower are merged into this Guaranty.

         WAIVER OF JURY TRIAL: The Bank and the Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement, or any of the transactions contemplated by this Guaranty, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Guarantor shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Guarantor except by a written instrument executed by both of them.

Dated: November 30, 1995

ADDRESS:                                 GUARANTOR:

_____________________________            NEO PRODUCTS CORPORATION

_____________________________                     By: __________________________

                                                  Its: _________________________

                               CONTINUING GUARANTY


GUARANTY: To induce NBD Bank (the "Bank"), of 611 Woodward Avenue, Detroit, Michigan 48226-3497 at its option, to make loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct and indirect, and whether several, joint or joint and several (referred to collectively as "Liabilities"), to Detroit Stoker Company, a Michigan corporation and its successors (the "Borrower"), and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor absolutely and unconditionally guaranties to the Bank, as primary obligor and not merely as surety, that the Liabilities will be paid when due, whether by acceleration or otherwise. The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for accrued and unpaid interest, and any expenses, including reasonable attorneys' fees, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any collateral.

         LIMITATION: The Guarantor's obligation under this Guaranty is UNLIMITED. Unless otherwise specified below, the Guarantor's obligation shall be payable in U.S. Dollars.

         CONTINUED RELIANCE: The Bank may continue to make loans or extend credit to the Borrower based on this Guaranty until it receives written notice of termination from the Guarantor. That notice shall be effective at the opening of the Bank for business on the day after receipt of the notice. If terminated, the Guarantor will continue to be liable to the Bank for any Liabilities created, assumed or committed to at the time the termination becomes effective, and all subsequent renewals, extensions, modifications and amendments of the Liabilities.

         SECURITY: As security for the Guaranty, the Guarantor pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

         1. All securities and other property of the Guarantor in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);

         2. All property or securities declared or acknowledged to constitute security for any past, present or future liability, direct or indirect, of the Guarantor to the Bank;

         3. All balances of deposit accounts of the Guarantor with the Bank.

The Bank shall have the right at any time to apply its own debt or liability to the Guarantor in whole or partial payment of this Guaranty or other present or future liabilities, direct or indirect, without any requirement for mutual maturity.

         If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement to liquidate or foreclose on and sell the Collateral, including but not limited to the rights and remedies of a secured party under the Uniform Commercial Code. These rights and remedies shall be cumulative and not exclusive. If the Guarantor is entitled to notice, that requirement will be met if the Bank sends notice at least seven (7) days prior to the date of sale, disposition or other event which requires notice. The proceeds of any sale shall be applied first to costs, then toward payment of the amount owing under this Guaranty. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee.

         For purposes of the following paragraphs, "any collateral" shall include the Guarantor's Collateral and any other collateral securing the Liabilities.

         ACTION REGARDING BORROWER: If any monies become available that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against liabilities which are not covered by this Guaranty. The Bank can take any action against the Borrower, any collateral, or any other person liable for any of the Liabilities. The Bank can release the Borrower or anyone else from the Liabilities, either in whole or in part, or release any collateral, and need not perfect a security interest in any collateral. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on any collateral or right of set-off. If the Borrower requests more credit or any other benefit, the Bank may grant it and the Bank may grant renewals, extensions, modifications and amendments of the Liabilities and otherwise deal with the Borrower or any other person as the Bank sees fit and as if this Guaranty were not in effect. The Guarantor's obligations under this Guaranty shall not be released or affected by
(a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, or (b) any change in the composition or structure of the Borrower or the Guarantor, including a merger or consolidation with any other person or entity.

         NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. Therefore, the Bank can insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, any collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of the Liabilities, or the existence of any defense, setoff or counterclaim which the Borrower may assert.

         OTHER GUARANTORS: If there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. In addition, each Guarantor shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against less than all guarantors of the Liabilities, that election shall not release Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations. This Guaranty is not conditioned on anyone else executing this or any other guaranty.

         RIGHTS OF SUBROGATION: The Guarantor agrees not to enforce any rights of subrogation, contribution or indemnification that it has against the Borrower, any entity liable for the Liabilities, or any collateral, until the Liabilities are fully paid, even if all Liabilities are not covered by this Guaranty. The Guarantor further agrees that if any payments to the Bank on the Liabilities are in whole or in part invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, this Guaranty and the Bank's interest in any collateral remain in full force and effect (or are reinstated as the case may be) until payment in full of those amounts. That payment is due on demand.

         WAIVERS: The Guarantor waives any right it may have to receive notice of the following matters before the Bank enforces any of its rights: (a) the Bank's acceptance of this Guaranty, (b) any credit that the Bank extends to the Borrower, (c) the Borrower's default, (d) any demand, (e) any action that the Bank takes regarding the Borrower, anyone else, any collateral, or any Liability, which it might be entitled to by law or under any other agreement. Any waiver shall affect only the specific terms and time period stated in the waiver. The Bank may waive or delay enforcing any of its rights without losing them. No modification or waiver of this Guaranty shall be effective unless it is in writing and signed by the party against whom it is being enforced.

         REPRESENTATIONS BY GUARANTOR: Each Guarantor represents: (a) that the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Guaranty is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Guarantor, other than a natural person, further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs.

         NOTICES: Notice from one party to another relating to this Guaranty shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth under its name by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. Notwithstanding the foregoing, notice of termination of this Guaranty shall be deemed received only upon the receipt of actual written notice by the Bank in accordance with the paragraph above labeled "Continued Reliance."

         LAW AND JUDICIAL FORUM THAT APPLY: This agreement is governed by Michigan law. The Guarantor agrees that any legal action or proceeding against it with respect to any of its obligations under this Guaranty may be brought in any court of the State of Michigan or of the United States of America for the Eastern or Western District of Michigan, as the Bank in its sole discretion may elect. By the execution and delivery of this Guaranty, the Guarantor submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. The Guarantor waives any claim that the State of Michigan is not a convenient forum or the proper venue for any suit, action or proceeding.

         MISCELLANEOUS: The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty is binding on the Guarantor's heirs, successors and assigns, and will operate to the benefit of the Bank and its successors and assigns. The use of headings shall not limit the provisions of this Guaranty. All discussions and documents arising between this Guaranty and the last guaranty signed by the Guarantor as to the Borrower are merged into this Guaranty.

         WAIVER OF JURY TRIAL: The Bank and the Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement, or any of the transactions contemplated by this Guaranty, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Guarantor shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Guarantor except by a written instrument executed by both of them.

Dated: November 30, 1995
ADDRESS:                                  GUARANTOR:

_____________________________                      NEO PRODUCTS CORPORATION

_____________________________                      By: _________________________

                                                   Its: ________________________

                               CONTINUING GUARANTY


GUARANTY: To induce NBD Bank (the "Bank"), of 611 Woodward Avenue, Detroit, Michigan 48226-3497 at its option, to make loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct and indirect, and whether several, joint or joint and several (referred to collectively as "Liabilities"), to United Industrial Corporation, a Michigan corporation and its successors (the "Borrower"), and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor absolutely and unconditionally guaranties to the Bank, as primary obligor and not merely as surety, that the Liabilities will be paid when due, whether by acceleration or otherwise. The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for accrued and unpaid interest, and any expenses, including reasonable attorneys' fees, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any collateral.

         LIMITATION: The Guarantor's obligation under this Guaranty is UNLIMITED. Unless otherwise specified below, the Guarantor's obligation shall be payable in U.S. Dollars.

         CONTINUED RELIANCE: The Bank may continue to make loans or extend credit to the Borrower based on this Guaranty until it receives written notice of termination from the Guarantor. That notice shall be effective at the opening of the Bank for business on the day after receipt of the notice. If terminated, the Guarantor will continue to be liable to the Bank for any Liabilities created, assumed or committed to at the time the termination becomes effective, and all subsequent renewals, extensions, modifications and amendments of the Liabilities.

         SECURITY: As security for the Guaranty, the Guarantor pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

         1. All securities and other property of the Guarantor in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);

         2. All property or securities declared or acknowledged to constitute security for any past, present or future liability, direct or indirect, of the Guarantor to the Bank;

         3. All balances of deposit accounts of the Guarantor with the Bank.

The Bank shall have the right at any time to apply its own debt or liability to the Guarantor in whole or partial payment of this Guaranty or other present or future liabilities, direct or indirect, without any requirement for mutual maturity.

         If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement to liquidate or foreclose on and sell the Collateral, including but not limited to the rights and remedies of a secured party under the Uniform Commercial Code. These rights and remedies shall be cumulative and not exclusive. If the Guarantor is entitled to notice, that requirement will be met if the Bank sends notice at least seven (7) days prior to the date of sale, disposition or other event which requires notice. The proceeds of any sale shall be applied first to costs, then toward payment of the amount owing under this Guaranty. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee.

         For purposes of the following paragraphs, "any collateral" shall include the Guarantor's Collateral and any other collateral securing the Liabilities.

         ACTION REGARDING BORROWER: If any monies become available that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against liabilities which are not covered by this Guaranty. The Bank can take any action against the Borrower, any collateral, or any other person liable for any of the Liabilities. The Bank can release the Borrower or anyone else from the Liabilities, either in whole or in part, or release any collateral, and need not perfect a security interest in any collateral. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on any collateral or right of set-off. If the Borrower requests more credit or any other benefit, the Bank may grant it and the Bank may grant renewals, extensions, modifications and amendments of the Liabilities and otherwise deal with the Borrower or any other person as the Bank sees fit and as if this Guaranty were not in effect. The Guarantor's obligations under this Guaranty shall not be released or affected by
(a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, or (b) any change in the composition or structure of the Borrower or the Guarantor, including a merger or consolidation with any other person or entity.

         NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. Therefore, the Bank can insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, any collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of the Liabilities, or the existence of any defense, setoff or counterclaim which the Borrower may assert.

         OTHER GUARANTORS: If there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. In addition, each Guarantor shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against less than all guarantors of the Liabilities, that election shall not release Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations. This Guaranty is not conditioned on anyone else executing this or any other guaranty.

         RIGHTS OF SUBROGATION: The Guarantor agrees not to enforce any rights of subrogation, contribution or indemnification that it has against the Borrower, any entity liable for the Liabilities, or any collateral, until the Liabilities are fully paid, even if all Liabilities are not covered by this Guaranty. The Guarantor further agrees that if any payments to the Bank on the Liabilities are in whole or in part invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, this Guaranty and the Bank's interest in any collateral remain in full force and effect (or are reinstated as the case may be) until payment in full of those amounts. That payment is due on demand.

         WAIVERS: The Guarantor waives any right it may have to receive notice of the following matters before the Bank enforces any of its rights: (a) the Bank's acceptance of this Guaranty, (b) any credit that the Bank extends to the Borrower, (c) the Borrower's default, (d) any demand, (e) any action that the Bank takes regarding the Borrower, anyone else, any collateral, or any Liability, which it might be entitled to by law or under any other agreement. Any waiver shall affect only the specific terms and time period stated in the waiver. The Bank may waive or delay enforcing any of its rights without losing them. No modification or waiver of this Guaranty shall be effective unless it is in writing and signed by the party against whom it is being enforced.

         REPRESENTATIONS BY GUARANTOR: Each Guarantor represents: (a) that the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Guaranty is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Guarantor, other than a natural person, further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs.

         NOTICES: Notice from one party to another relating to this Guaranty shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth under its name by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. Notwithstanding the foregoing, notice of termination of this Guaranty shall be deemed received only upon the receipt of actual written notice by the Bank in accordance with the paragraph above labeled "Continued Reliance."

         LAW AND JUDICIAL FORUM THAT APPLY: This agreement is governed by Michigan law. The Guarantor agrees that any legal action or proceeding against it with respect to any of its obligations under this Guaranty may be brought in any court of the State of Michigan or of the United States of America for the Eastern or Western District of Michigan, as the Bank in its sole discretion may elect. By the execution and delivery of this Guaranty, the Guarantor submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. The Guarantor waives any claim that the State of Michigan is not a convenient forum or the proper venue for any suit, action or proceeding.

         MISCELLANEOUS: The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty is binding on the Guarantor's heirs, successors and assigns, and will operate to the benefit of the Bank and its successors and assigns. The use of headings shall not limit the provisions of this Guaranty. All discussions and documents arising between this Guaranty and the last guaranty signed by the Guarantor as to the Borrower are merged into this Guaranty.

         WAIVER OF JURY TRIAL: The Bank and the Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement, or any of the transactions contemplated by this Guaranty, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Guarantor shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Guarantor except by a written instrument executed by both of them.

Dated: November 30, 1995
ADDRESS:                                 GUARANTOR:

_____________________________            DETROIT STOKER COMPANY

_____________________________                     By: _________________________

                                                  Its: ________________________

                               CONTINUING GUARANTY


GUARANTY: To induce NBD Bank (the "Bank"), of 611 Woodward Avenue, Detroit, Michigan 48226-3497 at its option, to make loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct and indirect, and whether several, joint or joint and several (referred to collectively as "Liabilities"), to Detroit Stoker Company, a Michigan corporation and its successors (the "Borrower"), and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor absolutely and unconditionally guaranties to the Bank, as primary obligor and not merely as surety, that the Liabilities will be paid when due, whether by acceleration or otherwise. The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for accrued and unpaid interest, and any expenses, including reasonable attorneys' fees, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any collateral.

         LIMITATION: The Guarantor's obligation under this Guaranty is UNLIMITED. Unless otherwise specified below, the Guarantor's obligation shall be payable in U.S. Dollars.

         CONTINUED RELIANCE: The Bank may continue to make loans or extend credit to the Borrower based on this Guaranty until it receives written notice of termination from the Guarantor. That notice shall be effective at the opening of the Bank for business on the day after receipt of the notice. If terminated, the Guarantor will continue to be liable to the Bank for any Liabilities created, assumed or committed to at the time the termination becomes effective, and all subsequent renewals, extensions, modifications and amendments of the Liabilities.

         SECURITY: As security for the Guaranty, the Guarantor pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

         1. All securities and other property of the Guarantor in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);

         2. All property or securities declared or acknowledged to constitute security for any past, present or future liability, direct or indirect, of the Guarantor to the Bank;

         3. All balances of deposit accounts of the Guarantor with the Bank.

The Bank shall have the right at any time to apply its own debt or liability to the Guarantor in whole or partial payment of this Guaranty or other present or future liabilities, direct or indirect, without any requirement for mutual maturity.

         If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement to liquidate or foreclose on and sell the Collateral, including but not limited to the rights and remedies of a secured party under the Uniform Commercial Code. These rights and remedies shall be cumulative and not exclusive. If the Guarantor is entitled to notice, that requirement will be met if the Bank sends notice at least seven (7) days prior to the date of sale, disposition or other event which requires notice. The proceeds of any sale shall be applied first to costs, then toward payment of the amount owing under this Guaranty. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee.

         For purposes of the following paragraphs, "any collateral" shall include the Guarantor's Collateral and any other collateral securing the Liabilities.

         ACTION REGARDING BORROWER: If any monies become available that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against liabilities which are not covered by this Guaranty. The Bank can take any action against the Borrower, any collateral, or any other person liable for any of the Liabilities. The Bank can release the Borrower or anyone else from the Liabilities, either in whole or in part, or release any collateral, and need not perfect a security interest in any collateral. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on any collateral or right of set-off. If the Borrower requests more credit or any other benefit, the Bank may grant it and the Bank may grant renewals, extensions, modifications and amendments of the Liabilities and otherwise deal with the Borrower or any other person as the Bank sees fit and as if this Guaranty were not in effect. The Guarantor's obligations under this Guaranty shall not be released or affected by
(a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, or (b) any change in the composition or structure of the Borrower or the Guarantor, including a merger or consolidation with any other person or entity.

         NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. Therefore, the Bank can insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, any collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of the Liabilities, or the existence of any defense, setoff or counterclaim which the Borrower may assert.

         OTHER GUARANTORS: If there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. In addition, each Guarantor shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against less than all guarantors of the Liabilities, that election shall not release Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations. This Guaranty is not conditioned on anyone else executing this or any other guaranty.

         RIGHTS OF SUBROGATION: The Guarantor agrees not to enforce any rights of subrogation, contribution or indemnification that it has against the Borrower, any entity liable for the Liabilities, or any collateral, until the Liabilities are fully paid, even if all Liabilities are not covered by this Guaranty. The Guarantor further agrees that if any payments to the Bank on the Liabilities are in whole or in part invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, this Guaranty and the Bank's interest in any collateral remain in full force and effect (or are reinstated as the case may be) until payment in full of those amounts. That payment is due on demand.

         WAIVERS: The Guarantor waives any right it may have to receive notice of the following matters before the Bank enforces any of its rights: (a) the Bank's acceptance of this Guaranty, (b) any credit that the Bank extends to the Borrower, (c) the Borrower's default, (d) any demand, (e) any action that the Bank takes regarding the Borrower, anyone else, any collateral, or any Liability, which it might be entitled to by law or under any other agreement. Any waiver shall affect only the specific terms and time period stated in the waiver. The Bank may waive or delay enforcing any of its rights without losing them. No modification or waiver of this Guaranty shall be effective unless it is in writing and signed by the party against whom it is being enforced.

         REPRESENTATIONS BY GUARANTOR: Each Guarantor represents: (a) that the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Guaranty is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Guarantor, other than a natural person, further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs.

         NOTICES: Notice from one party to another relating to this Guaranty shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth under its name by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. Notwithstanding the foregoing, notice of termination of this Guaranty shall be deemed received only upon the receipt of actual written notice by the Bank in accordance with the paragraph above labeled "Continued Reliance."

         LAW AND JUDICIAL FORUM THAT APPLY: This agreement is governed by Michigan law. The Guarantor agrees that any legal action or proceeding against it with respect to any of its obligations under this Guaranty may be brought in any court of the State of Michigan or of the United States of America for the Eastern or Western District of Michigan, as the Bank in its sole discretion may elect. By the execution and delivery of this Guaranty, the Guarantor submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. The Guarantor waives any claim that the State of Michigan is not a convenient forum or the proper venue for any suit, action or proceeding.

         MISCELLANEOUS: The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty is binding on the Guarantor's heirs, successors and assigns, and will operate to the benefit of the Bank and its successors and assigns. The use of headings shall not limit the provisions of this Guaranty. All discussions and documents arising between this Guaranty and the last guaranty signed by the Guarantor as to the Borrower are merged into this Guaranty.

         WAIVER OF JURY TRIAL: The Bank and the Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement, or any of the transactions contemplated by this Guaranty, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Guarantor shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Guarantor except by a written instrument executed by both of them.

Dated: November 30, 1995

ADDRESS:                                    GUARANTOR:

_____________________________                    UNITED INDUSTRIAL
                                                 CORPORATION

_____________________________                    By: _________________________

                                                 Its: ________________________